UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT

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Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 29, 2012

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed by Registrant with the Securities and Exchange Commission on November 29, 2012 (the “Form 8-K”), under Items 2.02 and 9.01, to correct formatting errors to Exhibit 99.1. Exhibit 99.1 hereto supersedes and replaces Exhibit 99.1 to the Form 8-K in its entirety.

Item 9.01.                      Financial Statements and Exhibits.

           (d)                Exhibits

        99.1                      Press Release dated November 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and
General Counsel

Date:  November 29, 2012

EXHIBIT INDEX

Exhibit No.                    Description

99.1                                Press Release dated November 29, 2012.